UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 29, 2008

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ADVENTRX Pharmaceuticals, Inc. (the "Company") is filing this Amendment No. 2 to supplement Item 5.02 of the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on February 25, 2008 (the "Original Report"), as amended by Amendment No. 1 filed with the Securities and Exchange Commission on March 6, 2008 ("Amendment No. 1"), with information called for by Item 5.02(d)(5) of Form 8-K but unknown at the time of the filing of the Original Report or Amendment No. 1.

In Amendment No. 1, the Company reported that, on February 29, 2008, the Company’s Board of Directors (the "Board") approved a grant to Eric Rowinsky, M.D, in connection with his appointment to the Board, of a stock option to purchase up to 50,000 shares of the Company’s common stock under the Company’s 2005 Equity Incentive Plan, subject to and contingent upon receipt by the Company of a waiver under the Rights Agreement dated as of July 27, 2005, as amended (the "Rights Agreement"), among Icahn Partners LP, Icahn Partners Master Fund LP, High River Limited Partnership, Viking Global Equities LP, and VGE III Portfolio Ltd. (the "Purchasers") and the Company, of restrictions relating to equity awards to directors and employees of the Company.

On March 24, 2008, the Company received a waiver from the Purchasers permitting the Company to issue to Dr. Rowinsky the stock option previously approved by the Board without triggering the participation rights set forth in the Rights Agreement. Accordingly, on March 24, 2008, Dr. Rowinsky was granted an option to purchase up to 50,000 shares of the Company’s common stock at $0.48 per share, which was the closing price of the Company’s common stock on March 24, 2008, as reported by the American Stock Exchange. The option will vest and become exercisable as to one-twelfth of the shares subject to the option at the end of each calendar month after February 25, 2008, the date of Dr. Rowinsky’s appointment to the Board, and will expire on March 24, 2018 (the "Expiration Date"). If Dr. Rowinsky’s service to the Company terminates for any reason, the option will be exercisable, to the extent then vested, during the three-year period after the date of such termination, but in no event after the Expiration Date. The option will be subject to the terms and conditions of the Company’s 2005 Equity Incentive Plan and the form of stock option agreement for director option grants, which have been previously filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

March 25, 2008	By:	Evan M. Levine

Name: Evan M. Levine
Title: Chief Executive Officer & President